UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

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PJT Partners Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36869	36-4797143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 364-7810

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PJT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 24, 2023, PJT Partners Inc. (the "Company") held its 2023 Annual Meeting of Stockholders (the "Annual Meeting"). As further discussed below, at the Annual Meeting, the stockholders of the Company approved the Second Amended and Restated PJT Partners Inc. 2015 Omnibus Incentive Plan (the "Omnibus Incentive Plan"). The Company's Board of Directors previously approved the Omnibus Incentive Plan, subject to stockholder approval. A description of the Omnibus Incentive Plan is set forth in the section entitled "Proposal 3-Approval of the Second Amended and Restated PJT Partners Inc. 2015 Omnibus Incentive Plan" starting on page 67 of the Company's Definitive Proxy Statement on Schedule 14A (File No. 001-36869), filed with the Securities and Exchange Commission on April 10, 2023 (the "Proxy Statement"), which is incorporated herein by reference. The description is qualified in its entirety by reference to the Omnibus Incentive Plan, a copy of which is attached as Exhibit 10.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting on May 24, 2023.

(b) The Company’s shareholders considered five proposals, each of which is described in the Proxy Statement. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting were as follows:

Proposal 1. To elect the following Directors to the Board of Directors of the Company:

Nominee	FOR	WITHHOLD	BROKER NON-VOTES
Thomas M. Ryan	22,629,535	6,333,374	3,687,882
K. Don Cornwell	28,329,427	633,482	3,687,882

Proposal 2. To approve, on an advisory basis, the compensation of our Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,185,903	3,805,370	35,736	3,687,882

Proposal 3. To approve the Second Amended and Restated PJT Partners Inc. 2015 Omnibus Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,534,239	8,458,992	33,778	3,687,882

Proposal 4. To approve an amendment to the Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,344,348	2,671,510	11,151	3,687,882

Proposal 5. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2023:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
37,174,581	531,586	8,724	N/A

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1+	Second Amended and Restated PJT Partners Inc. 2015 Omnibus Incentive Plan.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

+ Indicates management or compensation plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PJT Partners Inc.
By:	/s/ David K.F. Gillis
Name: David K.F. Gillis
Title: Managing Director, Corporate Secretary

Date: May 25, 2023